FIRST AMENDMENT TO
SECURITY AGREEMENT

THIS FIRST AMENDMENT TO SECURITY AGREEMENT (this "***Amendment***") is made as of March 24, 2005 to that certain Security Agreement, dated as of May 21, 2004 (the "***Agreement***"), by and among Quintessence Photonics Corporation, a Delaware corporation (the "***Company***"), M.U.S.A., Inc., as Collateral Agent, and the Secured Parties listed on Schedule A attached thereto. All capitalized terms not defined herein shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, the Company and the undersigned Secured Parties are parties to that certain First Amendment to Loan Agreement, dated as of even date herewith (the "***Loan Amendment***"), which amends that certain Loan Agreement, dated May 21, 2004, among the Company and the lenders listed on Schedule A attached thereto;

WHEREAS, the Loan Amendment is conditioned upon execution and delivery of this Amendment by the parties hereto;

WHEREAS, the undersigned Secured Parties represent holders of not less than 50% in aggregate principal amount of the Notes currently outstanding; and

WHEREAS, the Company, the Collateral Agent and the undersigned Secured Parties desire to amend the Agreement to provide for the re-grant of a security interest in the Company's Intellectual Property to the Secured Parties, which re-grant is conditioned upon the occurrence of certain circumstances, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. The first paragraph of Section 1.1 is amended and restated in its entirety as follows:

> 1.1 "<u>Collateral</u>" (i) Deposit Accounts and Accounts and instruments arising therefrom, whether now owned by or owing to, or hereafter acquired by or arising in favor of the Company, (ii) all Fixed Assets of the Company that are carried on the Company's books as of April 30, 2004 and whether owned, leased or consigned by or to the Company, and regardless of where located, (iii) all cash of the Company, and (iv) the proceeds of any key man life insurance and disability insurance purchased by the Company in connection with this transaction.

2. Section 1.6 of the Agreement is deleted in its entirety.

3. Clause (k) of Section 1.9 of the Agreement is deleted in its entirety.

4. The second sentence of Section 6.1 of the Agreement is deleted in its entirety.

5. Section 8 of the Agreement is amended to read in its entirety as follows:

8. Additional Acknowledgments and Covenants of the Parties.

8.1 Envision Partners. The Company and Envision Partners, a California partnership ("Envision"), one of the Secured Parties identified on Schedule A attached hereto, acknowledge that Envision has assigned all of its rights and interests under the Agreement to its lender, Drew Rayman ("Rayman") and intends to assign all of its rights and interests under the Amendment to Rayman. The Company and Envision acknowledge that Envision is using the proceeds of a loan made by Rayman to Envision to purchase a $2.5 million note contemplated hereby.

8.2 Company's Intellectual Property. Upon and only upon the occurrence of an Event of Default, the Company agrees to execute and deliver (a) an amendment to this Agreement such that the Company's Intellectual Property is added to the definition of Collateral for all purposes hereunder, thereby granting to the Secured Parties a security interest in the Company's Intellectual Property, and (b) such other documents as may be reasonably requested by the Collateral Agent to perfect such security interest. The Collateral Agent, the Company and the Secured Parties agree that the amendment referenced in clause (a) above shall, in substance, provide all parties hereto with substantially similar rights and obligations with respect to Intellectual Property as set forth in this Agreement as it was constituted as of May 21, 2004, irrespective of any amendments hereto made after such date.

6. Section 10.6 of the Agreement is amended to read in its entirety as follows:

10.6 Termination. This Security Agreement and the security interest granted in the Collateral hereby shall terminate after and only after all the Obligations have been paid in full. The Collateral Agent, at the expense of the Company, shall authorize the Company to file UCC termination statements and execute and deliver similar documents prepared by the Company which the Company shall reasonably request to evidence any such termination of interest in the Collateral.

7. The Collateral Agent and the undersigned Secured Parties hereby consent to and authorize the Company to file UCC-3 financing statements to effect the amendment of any and all UCC-1 financings statements filed with respect to the Collateral, to the extent the same have not been amended to remove the Company's Intellectual Property from the description of collateral covered thereby. In addition, the Collateral Agent and the undersigned Secured Parties agree to execute and deliver any and all documents reasonably requested by the Company to effect the amendment described in the foregoing sentence with respect to any other filings previously made with respect to the Company's Intellectual Property.

8. Except as provided herein, the Agreement shall remain in full force and effect.

9. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Security Agreement to be effective as of the date first above written.

Company:

QUINTESSENCE PHOTONICS CORPORATION

By: ________________________

Name: JEFFREY UNGAR

Title: CEO

Lender:

ENVISION PARTNERS

By: ________________________

George Lintz, Partner

By: ________________________

Jeffrey Feld, Partner

Collateral Agent:

M.U.S.A. INC.,
as Collateral Agent

By: ________________________

Name: ________________________

Title: ________________________

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Security Agreement to be effective as of the date first above written.

Company:

QUINTESSENCE PHOTONICS CORPORATION

By: ______________________

Name: ______________________

Title: ______________________

Lender:

ENVISION PARTNERS

By: ______________________

George Lintz, Partner

By: ______________________

Jeffrey Feld, Partner

Collateral Agent:

M.U.S.A. INC.,
as Collateral Agent

By: [signature]

Name: Avi D. Bieseckl

Title: President